Commitments, guarantees and contingencies	12 Months Ended
Mar. 31, 2021
Commitments And Contingencies Disclosure [Abstract]
Commitments, guarantees and contingencies

19. Commitments, guarantees and contingencies

A)	Capital commitments

As of March 31, 2021, the commitments for the purchase of property, plant and equipment were INR 12,931 million (US$ 176.8 million).

B)	Guarantees

The Company issues irrevocable performance bank guarantees in relation to its obligation towards construction and transmission infrastructure of solar power plants as required by the PPA and such outstanding guarantees are INR 5,366 million (US$ 73.4 million) as of March 31, 2021.

Further, INR 516 million (US$ 7.1 million) is in relation to commissioned plants and INR 10 million (US$ 0.1 million) is bank guarantee towards other commitments. The funds released from maturity/settlement of existing bank guarantees can be used for future operational activities.

The Company issued bank guarantees amounting to INR 906 million (US$ 12.4 million) as of March 31, 2021 to meet its Debt-Service Reserve Account (DSRA) requirements for its outstanding loans.

The Company has obtained guarantees from financial institutions as a part of the bidding process for establishing solar projects amounting to INR 932 million (US$ 12.7 million) as of March 31, 2021. The Company has given term deposits as collateral for those guarantees which are classified as restricted cash on the consolidated balance sheet.

The terms of the PPAs provide for the delivery of a minimum quantum of electricity at fixed prices.

C)	Contingencies

As of March 31, 2021, the Company had received claims from its customers of INR 415 million (US$ 5.7 million) for certain of its Karnataka projects which were completed beyond the contractually agreed dates. The Company had filed an appeal against such demands and had received stay orders from the appellant authorities. During the year ended March 31, 2020, the Company has received a favorable order from the appellate authorities in respect of its 50 MW Karnataka project. Management believes the reason for delay was not attributable to the Company. Further, based on advice from its legal advisors and the facts underlying the Company’s position, management believes that the Company will ultimately not be found liable for these assessments and has not accrued any amount with respect to these matters in its consolidated financial statements.

During the year ended March 31, 2020, the Company received a demand of INR 120 million (US$ 1.6 million), related to services tax assessment through July 31, 2017. The company is contesting the demand and is confident that there should not be a tax outflow related to this claim.

Refer Note 20 for details of arbitration proceedings with the former CEO and Managing Director of the Company and former COO of the Company.

The Company has recently received complaints and several anonymous whistleblower reports, which made various claims against certain of the Company’s Key Managerial Personnel, related to their and the Company’s actions in relation to the acquisition of and use of land in Rajasthan, Assam, and Uttar Pradesh, as well as other corporate actions. The Company, through its Audit Committee, and with the assistance of external counsel and forensic auditors, has undertaken an investigation to determine whether the allegations made in the complaints or contained in the whistleblower reports are substantive. The investigation did not substantiate the allegations made in the complaints or contained in the whistleblower reports. Nevertheless, the Company has determined that a review of certain of its processes is required to ensure continued compliance with its internal policies and procedures.